UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2005

U.S. Shipping Partners L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32326	20-1447743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Thornall St., 8th Floor, Edison, NJ		08837
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 635-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This  Amendment  No. 1 to the current report on Form  8-K of U.S. Shipping Partners L.P. filed with the Securities and Exchange Commission on May 3, 2005, is being filed to include Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1                           Press Release of U.S. Shipping Partners L.P. dated May 3, 2005.*

99.2                           Transcript from Earnings Conference Call held on May 3, 2005.

* Previously filed as an exhibit to U.S. Shipping Partners L.P.’s Form 8-K filed on May 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. SHIPPING PARTNERS L.P.
By: US Shipping General Partner LLC, its general partner

By:	/s/ Albert E. Bergeron
Name:	Albert E. Bergeron
Title:	Vice President-Chief Financial Officer (principal financial and accounting officer)

Dated: May 6, 2005

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

99.1	—	Press Release of U.S. Shipping Partners L.P. dated May 3, 2005.*

99.2	—	Transcript from Earnings Conference Call held on May 3, 2005.

* Previously filed as an exhibit to U.S. Shipping Partners L.P.’s Form 8-K filed on May 3, 2005.